UNITED STATES
	             SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549

                        FORM 8-K/A
                      AMENDMENT NO. 1
                      CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF REPORT: JUNE 30, 1995

                 COMMISSION FILE NUMBER: 1-8782

                      GLEASON CORPORATION
     	(Exact name of registrant as specified in its charter)

           DELAWARE                              16-1224655
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)

          1000 University Avenue, Rochester, New York  14692
   (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (716) 473-1000




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ITEM 2.  Acquisition of Assets
     	 No change.


ITEM 7.  Financial Statements and Exhibits

	(a) Financial Statements of Business Acquired
	      No change.

	(b) Pro Forma Financial Information
	      No change.

	(c) Exhibits
	  2.  Acquisition Agreement
      An English language translation of the purchase contract
	     between the Company and Eckhart Muller-Heydenreich, the receiver in the bankruptcy proceedings of Hurth Maschinen und Werkzeuge GmbH is filed as an exhibit in this amendment to the Current Report. Refer to the index to exhibits.

                             SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                    		GLEASON CORPORATION
		                    Registrant




DATE: July 10, 1995

                      John J. Perrotti
		                    John J. Perrotti
	                	Vice President - Controller
		               (Principal Financial Officer)

            Index to Exhibits to Form 8-K/A



Exhibit 1. English translation of the purchase contract between the Company and Eckhart Muller-Heydenreich, the receiver in the bankruptcy proceedings of Hurth Maschinen und Werkzeuge GmbH.